UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 13, 2005

BIO-LOGIC SYSTEMS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-12240	36-3025678
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Bio-logic Plaza, Mundelein, IL	60060
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (847) 949-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 13, 2005, Bio-logic Systems Corp. issued a press release announcing financial results for the quarter ended May 31, 2005. A copy of this press release is attached hereto as Exhibit 99.1 and the information contained therein is incorporated herein by reference.

The information in this Form 8-K (including the exhibit attached hereto) is being furnished under Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description of Exhibits
99.1	Press Release of Bio-logic dated July 13, 2005 (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Bio-logic Systems Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-LOGIC SYSTEMS CORP.

By:	/s/ Michael J. Hanley
Michael J. Hanley Corporate Controller (principal financial and accounting officer)

Dated: July 13, 2005